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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 6, 1997

                               THE AES CORPORATION
             (exact name of registrant as specified in its charter)

       DELAWARE                   333-15487                    54-1163725
     (State  of               (Commission File No.)           (IRS Employer
    Incorporation)                                         Identification No.)

                       1001 North 19th Street, Suite 2000
                            Arlington, Virginia 22209
          (Address of principal executive offices, including zip code)

               Registrant's telephone number, including area code:
                                 (703) 522-1315

                                 NOT APPLICABLE

          (Former Name or Former Address, if changed since last report)


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     The Company  hereby files this form 8-K/A,  Amendment No. 1 to its Form 8-K
(the "Form 8-K") dated  November 6, 1997 to include the signature page.


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SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The AES Corporation
(Registrant)



BY:               WILLIAM R. LURASCHI
                  WILLIAM R. LURASCHI
                  GENERAL COUNSEL AND SECRETARY

Dated:            November 6, 1997